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                                                                 EXHIBIT 10.37.5


                              AMENDMENT NO. 8 TO
                              ------------------
                        PURCHASE AND SALE AGREEMENT AND
                       --------------------------------
                           JOINT ESCROW INSTRUCTIONS
                           -------------------------
                           AND SIDE LETTER AGREEMENT
                           -------------------------


          THIS AMENDMENT NO. 8 TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS AND SIDE LETTER AGREEMENT (this "Amendment") is made and entered
                                              ---------
into and effective as of March 13, 2000, by and between KAISER VENTURES INC., a Delaware corporation and KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation (collectively, "Seller"), and ONTARIO VENTURES I, LLC, a Delaware
                            ------
limited liability company ("Buyer").
                            -----

                                    RECITALS
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          A.   WHEREAS, Buyer and Seller have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 19, 1999 as amended by that certain Amendment No. 1 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 2, 1999, by that certain Amendment No. 2 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 12, 1999, by that certain Amendment No. 3 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 19, 1999, by that certain Amendment No. 4 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 30, 1999, by that certain Amendment No. 5 to Purchase and Sale Agreement and Joint Escrow Instructions And Side Letter Agreement dated as of February 4, 2000, by that certain Amendment No. 6 to Purchase and Sale Agreement and Joint Escrow Instructions And Side Letter Agreement dated as of March 6, 2000, and by that certain Amendment No. 7 to Purchase and Sale Agreement and Joint Escrow Instructions And Side Letter Agreement dated as of March 10, 2000
(collectively, the "Purchase Agreement"); and
                    ------------------

          B. WHEREAS, pursuant to the Purchase Agreement, Buyer and Seller have entered into that certain Side Letter Agreement dated as of October 19, 1999 which side letter was amended by the amendments to the Purchase Agreement described in Recital A above (as amended, the "Side Letter Agreement"), the form
                                               ---------------------
of which was attached to the Purchase Agreement as Exhibit DD; and
                                                   ----------

          C. WHEREAS, Buyer and Seller desire to again amend the Side Letter Agreement and the Purchase Agreement, as more particularly set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

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                                    AGREEMENT
                                    ---------

     1.   Amendments.  The Purchase Agreement and Side Letter Agreement are
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hereby amended as follows:


          A.  The "Contingency Date" (as defined in Section 1.11 of the Purchase
                   ----------------
Agreement) shall be extended further to March 14, 2000.

          B. The date by which Buyer and Seller shall negotiate in reasonable good faith to finalize the remaining provisions of Exhibits E, G, K, L, M, M-I, Q, Y and CC and attach them to the Purchase Agreement shall be further extended to March 14, 2000. During the time between the date hereof and March 14, 2000, the Parties shall diligently use reasonable good faith to finalize such Exhibits. In the event that all of such Exhibits are not so agreed upon by such date, then either Buyer or Seller may terminate the Purchase Agreement, in which event the provisions of Section 4.7 thereto shall apply except that any portion of the Deposit theretofore released to Seller shall not be refunded to Buyer.

          C. Section 4.9 of the Purchase Agreement is hereby amended by extending the date by which Buyer and Seller shall negotiate in good faith to finalize the IT Contract and performance bond therefor or each of the Insurance Policies so that they are acceptable to Seller to March 14, 2000. In the event that all of such Insurance Policies, the IT Contract and the performance bond therefor are not so agreed upon by such date, then either Buyer or Seller may terminate the Purchase Agreement, in which event the provisions of Section 4.7 thereto shall apply except that any portion of the Deposit theretofore released to Seller shall not be refundable to Buyer.

     2.   No Other Amendments.  Except as expressly amended hereby, the Purchase
          -------------------
Agreement and the Side Letter Agreement are unchanged and in full force and effect.

     3.  Counterparts.  This Amendment may be executed in counterparts, each of
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which shall be an original and all of which taken together shall constitute the same instrument.



                                    [Signatures on next page]

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the dates written below.


Buyer:                   ONTARIO VENTURES I, LLC, a Delaware limited liability
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                              company

                              By:  LandBank Environmental Properties, LLC, a
                                    Delaware limited liability company, its
                                    Manager

                                    By:  LandBank, Inc., a Delaware corporation,
                                         its managing member


                                         By:  /s/ Stuart L. Miner
                                              -----------------------------
Date Executed:    03/13/00                     Its:  Vice President
               --------------                        -----------------------


Seller:                       KAISER VENTURES INC., a Delaware corporation
------


                              By:  /s/ Terry L. Cook
                                   --------------------------
Date Executed:    03/13/00      Its:  Executive Vice President  & General
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                              Counsel
                              -------


                              KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation


                              By:  /s/ Terry L. Cook
                                   -----------------------------
Date Executed:     03/13/00     Its:  Vice President
                -----------           ---------------------------



RECEIVED AND ACCEPTED THIS ____ DAY OF _____________, 2000.

ESCROW HOLDER:

CHICAGO TITLE INSURANCE COMPANY

By:______________________________
Its:_____________________________

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